                                                                    EXHIBIT 25.1



                                    FORM T-1
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                   ----------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

                      New York                                13-3818954
           (Jurisdiction of incorporation                  (I.R.S. employer
            if not a U.S. national bank)                  identification No.)

                114 West 47th Street                          10036-1532
                    New York, NY                              (Zip Code)
     (Address of principal executive offices)

                               Compliance Officer
                            Office of General Counsel
                              114 West 47th Street
                          New York, New York 10036-1532
                                  (212-852-1000

                                   ----------

                               GRANT PRIDECO, INC.
               (Exact name of obligor as specified in its charter)

                     DELAWARE                                  76-0312499
         (State or other jurisdiction of                    (I.R.S. employer
          incorporation or organization)                   identification No.)

         1450 LAKE ROBBINS DRIVE, SUITE 600
                  THE WOODLANDS, TEXAS                           77280
      (Address of principal executive offices)                 (Zip Code)

                          GP EXPATRIATE SERVICES, INC.
               (Exact name of obligor as specified in its charter)

                       DELAWARE                              76-0632330
           (State or other jurisdiction of                (I.R.S. employer
            incorporation or organization)               identification No.)

           1450 LAKE ROBBINS DRIVE, SUITE 600
                    THE WOODLANDS, TEXAS                        77280
     (Address of principal executive offices)                 (Zip Code)




                           GRANT PRIDECO HOLDINGS, LLC
               (Exact name of obligor as specified in its charter)

                       DELAWARE                               76-0635560
           (State or other jurisdiction of                 (I.R.S. employer
            incorporation or organization)                identification No.)

           1450 LAKE ROBBINS DRIVE, SUITE 600
                    THE WOODLANDS, TEXAS                         77280
         (Address of principal executive offices)              (Zip Code)



                                GRANT PRIDECO, LP
               (Exact name of obligor as specified in its charter)

                       DELAWARE                               76-0635557
           (State or other jurisdiction of                 (I.R.S. employer
            incorporation or organization)                identification No.)

           1450 LAKE ROBBINS DRIVE, SUITE 600
                    THE WOODLANDS, TEXAS                         77280
         (Address of principal executive offices)              (Zip Code)


                             GRANT PRIDECO USA, LLC.
               (Exact name of obligor as specified in its charter)

                       DELAWARE                             51-0397748
            (State or other jurisdiction of               (I.R.S. employer
             incorporation or organization)              identification No.)

             500 DELAWARE AVENUE, SUITE 900
                   WILMINGTON, DELAWARE                       19801
        (Address of principal executive offices)            (Zip Code)

                             STAR OPERATING COMPANY
               (Exact name of obligor as specified in its charter)

                   DELAWARE                                    76-0655528
       (State or other jurisdiction of                      (I.R.S. employer
        incorporation or organization)                     identification No.)

       1450 LAKE ROBBINS DRIVE, SUITE 600
                THE WOODLANDS, TEXAS                              77280
    (Address of principal executive offices)                    (Zip Code)


                               TA INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)

                    DELAWARE                                  76-0497435
        (State or other jurisdiction of                    (I.R.S. employer
         incorporation or organization)                   identification No.)

        1450 LAKE ROBBINS DRIVE, SUITE 600
                 THE WOODLANDS, TEXAS                            77280
    (Address of principal executive offices)                   (Zip Code)


                                TEXAS ARAI, INC.
               (Exact name of obligor as specified in its charter)

                  DELAWARE                                     74-2150314
      (State or other jurisdiction of                       (I.R.S. employer
       incorporation or organization)                      identification No.)

      1450 LAKE ROBBINS DRIVE, SUITE 600
               THE WOODLANDS, TEXAS                               77280
     (Address of principal executive offices)                   (Zip Code)



                         TUBE-ALLOY CAPITAL CORPORATION

                    TEXAS                                      76-0012315
      (State or other jurisdiction of                       (I.R.S. employer
       incorporation or organization)                      identification No.)

      1450 LAKE ROBBINS DRIVE, SUITE 600
               THE WOODLANDS, TEXAS                               77280
   (Address of principal executive offices)                     (Zip Code)

                             TUBE-ALLOY CORPORATION.
               (Exact name of obligor as specified in its charter)

                  LOUISIANA                               72-0714357
      (State or other jurisdiction of                  (I.R.S. employer
       incorporation or organization)                 identification No.)

      1450 LAKE ROBBINS DRIVE, SUITE 600
               THE WOODLANDS, TEXAS                          77280
   (Address of principal executive offices)                (Zip Code)


                         XL SYSTEMS INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)

                  DELAWARE                                  76-0602808
      (State or other jurisdiction of                    (I.R.S. employer
       incorporation or organization)                   identification No.)

      1450 LAKE ROBBINS DRIVE, SUITE 600
               THE WOODLANDS, TEXAS                            77280
   (Address of principal executive offices)                  (Zip Code)


                                XL SYSTEMS, L.P.
               (Exact name of obligor as specified in its charter)

                    TEXAS                                     76-0324868
      (State or other jurisdiction of                      (I.R.S. employer
       incorporation or organization)                     identification No.)

      1450 LAKE ROBBINS DRIVE, SUITE 600
               THE WOODLANDS, TEXAS                              77280
    (Address of principal executive offices)                   (Zip Code)



                                   ----------
                          9 5/8% SENIOR NOTES DUE 2007
                       (TITLE OF THE INDENTURE SECURITIES)

                                     GENERAL


1.   GENERAL INFORMATION

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

             Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System)
             Federal Deposit Insurance Corporation, Washington, DC
             New York State Banking Department, Albany, New York

     (b) Whether it is authorized to exercise corporate trust powers.

             The trustee is authorized to exercise corporate trust powers.

2.   AFFILIATIONS WITH THE OBLIGOR

     If the obligor is an affiliate of the trustee, describe each such affiliation.

             None

ITEMS 3., 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15:

     The Obligor is currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.


16.  LIST OF EXHIBITS

     T-1.1        --       Organization Certificate, as amended, issued by
                           the State of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No.
                           33-97056).

     T-1.2        --       Included in Exhibit T-1.1 of this Statement of
                           Eligibility.

     T-1.3        --       Included in Exhibit T-1.1 of this Statement of
                           Eligibility.

16.  LIST OF EXHIBITS
     (cont'd)

     T-1.4        --       The By-Laws of United States Trust Company of New
                           York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture
                           Act of 1939, as amended by the Trust Indenture Reform
                           Act of 1990 (Registration No. 33-97056).

     T-1.6        --       The consent of the trustee required by Section
                           321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

     T-1.7        --       A copy of the latest report of condition of the
                           trustee pursuant to law or the requirements of its supervising or examining authority.

NOTE

As of January 10, 2001, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in ITEM 2., refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering ITEM 2. in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                                   ----------

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 10th day of January, 2001

UNITED STATES TRUST COMPANY
         OF NEW YORK, Trustee

By: /s/ John C. Stohlmann
    ---------------------
    John C. Stohlmann
    Authorized Officer

                                                                   EXHIBIT T-1.6

        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036


January 7, 1997



Securities and Exchange Commission
450 5th Street, NW
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK


         /s/ Gerard F. Ganey
         ------------------------------------
By:      Gerard F. Ganey
         Senior Vice President

                                                                   EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                               SEPTEMBER 30, 2000
                                ($ IN THOUSANDS)



ASSETS
Cash and Due from Banks                                                  $   119,590
Short-Term Investments                                                        65,126

Securities, Available-for-Sale                                               561,915


Loans                                                                      2,780,062
Less: Allowance for Credit Losses                                             17,793
                                                                         -----------
      Net Loans                                                            2,762,269
Premises and Equipment                                                        64,452
Other Assets                                                                 262,004
                                                                         -----------
      TOTAL ASSETS                                                       $ 3,835,356
                                                                         ===========

LIABILITIES
Deposits:
   Non-Interest Bearing                                                  $   763,271
   Interest Bearing                                                        2,060,401
                                                                         -----------
     Total Deposits                                                        2,823,672

Short-Term Credit Facilities                                                 516,480
Accounts Payable and Accrued Liabilities                                     192,956
                                                                         -----------
      TOTAL LIABILITIES                                                    3,533,108
                                                                         -----------
STOCKHOLDER'S EQUITY
Common stock                                                                  14,995
Capital Surplus                                                              126,551
Retained earnings                                                            162,347
Unrealized Losses on Securities Available-for-Sale (Net of Taxes)             (1,645)
  TOTAL STOCKHOLDER'S EQUITY                                                 302,248
                                                                         -----------
  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                             $ 3,835,356
                                                                         ===========



I, Richard E. Brinkmann, Managing Director & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the Appropriate regulatory authority and is true to the best of my knowledge and belief.




/s/ Richard E. Brinkmann
----------------------------------------------------------
Richard E. Brinkmann, Managing Director & Comptroller

December 21, 2000